UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 23, 2026
SILICON LABORATORIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 416-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 23, 2026, Silicon Laboratories Inc. (the “Company”) held its Annual Meeting of Stockholders. The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1 – Election of Class I directors to serve on the Board of Directors

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Navdeep S. Sooch	26,610,008	659,913	27,160	2,224,417
Nina Richardson	26,836,186	415,007	45,888	2,224,417

Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending January 2, 2027

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
29,362,526	48,492	110,480	—

Proposal 3 — Approval, by non-binding vote, of the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,140,094	1,127,277	29,710	2,224,417

Proposal 4 — Approval of the amendments to the 2009 Stock Incentive Plan as disclosed in the Company’s Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
21,066,195	5,929,331	301,555	2,224,417

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

April 24, 2026	/s/ Dean Butler
Date	Dean Butler
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)